UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Panbela Therapeutics, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 20, 2021

Dear Stockholder:

The Board of Directors of PANBELA THERAPEUTICS, INC. joins us in extending an invitation to attend our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on May 25, 2021, in the Reflection conference room at Element Bloomington 2400 East 82nd Street, Bloomington, Minnesota 55425, commencing at 2:30 p.m. local time. On or about April 15, 2021, a full set of proxy materials will be mailed to each stockholder.

It is important that your shares be represented at the Annual Meeting whether or not you plan to attend in person. Please vote electronically over the Internet or, if you request and receive a paper copy of the proxy card by mail, you may vote by Internet or telephone or by returning your signed proxy card in the envelope provided. If you do attend the Annual Meeting and desire to vote in person, you may do so by following the procedures described in the proxy statement even if you have previously voted.

Anyone who attends the meeting in person will need to comply with state and local safety guidelines for attending such events. Accordingly, please note that you may be required to wear a self-provided mask and agree to practice social distancing to access the venue and attend the meeting. If you are experiencing any symptoms of COVID-19 or you suspect or believe you have COVID-19 or were exposed to COVID-19 in the two weeks leading up to the meeting, then we ask that you please do not attempt to attend the meeting in person.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

We hope that you will be able to attend the Annual Meeting.

Very truly yours, /s/ Michael T. Cullen Michael T. Cullen, M.D., M.B.A. Executive Chairman of the Board	/s/ Jennifer K. Simpson Jennifer K. Simpson Ph.D., MSN, CRNP President and Chief Executive Officer

PANBELA THERAPEUTICS, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 25, 2021

To the Stockholders of Panbela Therapeutics, Inc.:

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Panbela Therapeutics, Inc., a Delaware corporation, will be held on May 25, 2021, in the Reflection conference room at Element Bloomington 2400 East 82nd Street, Bloomington, Minnesota 55425, commencing at 2:30 p.m. local time, for the following purposes:

1.	Elect two Class II directors;

2.	Ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	Approve, on an advisory basis, the compensation of our named executive officers; and

to act on any other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 30, 2021, the record date for the meeting set by the Board of Directors, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors, /s/ Susan Horvath Susan Horvath Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible. If you attend the meeting, you may vote your shares in person if you wish, whether or not you submit a proxy in advance of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2021

Our Proxy Statement for the 2021 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are available at https://panbela-therapeutics-inc.ir.rdgfilings.com/

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS	6
Nominees for Class II Directors – Term Expiring in 2021	6
Class III Directors –Terms Expiring in 2022	7
Class I Directors –Terms Expiring in 2023	7
Required Vote and Board Recommendation	8
Board Leadership Structure	8
Nominating Process and Board Diversity	9
Director Independence	9
Communications with our Board of Directors	9
Board Meetings and Attendance	9
Director Attendance at Annual Meeting	9
Committees of the Board of Directors	10
AUDIT COMMITTEE REPORT	10
Role of the Board in Risk Oversight	11
Certain Relationships and Related Party Transactions	12
DIRECTOR COMPENSATION	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
EXECUTIVE COMPENSATION	16
Summary Compensation Table	16
Actions Relating to 2021 Executive Compensation	16
Outstanding Equity Awards as of December 31, 2020	17
Employment Agreements	17
Potential Payments Upon Termination or Change-in-Control	18
PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
Required Vote and Board Recommendation	18
Audit Fees	19
Pre-approval Policy	19
PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	20
Compensation Philosophy and Compensation of our Named Executive Officers	20
Form of Resolution	20
Required Vote and Board Recommendation	20
DELINQUENT SECTION 16(a) REPORTS	21
OTHER MATTERS	21
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS	21
HOUSEHOLDING	21
ADDITIONAL INFORMATION	21

i

PANBELA THERAPEUTICS, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

PROXY STATEMENT

The Board of Directors of PANBELA THERAPEUTICS, INC. (our “Company”) is soliciting proxies for use at the Annual Meeting of Stockholders to be held on May 25, 2021, and at any adjournment or postponement of the meeting (the “Annual Meeting”).

The Annual Meeting will be held in the Reflection conference room at Element Bloomington 2400 East 82nd Street, Bloomington, Minnesota 55425. Registration for the Annual Meeting will begin at 2:00 p.m., local time. The Annual Meeting will commence at 2:30 p.m. local time. This solicitation is being made by mail; however, we also may use our officers, directors and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card is scheduled to begin on or about April 15, 2021.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:	The Board of Directors is soliciting your proxy for use at the Annual Meeting because you owned shares of our common stock at the close of business on March 30, 2021, the record date for the Annual Meeting (the “Record Date”), and, therefore, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons to vote on your behalf. By completing and returning the enclosed proxy card or voting in accordance with the instructions set forth therein, you are giving Jennifer K. Simpson and Susan Horvath, the proxy holders, the authority to vote your shares of common stock at the Annual Meeting in the manner you indicate. If you do not give direction with respect to any nominee or other proposal, the proxy holders will vote your shares as recommended by the Board of Directors. The proxy holders are authorized to vote in their discretion if other matters are properly submitted at the Annual Meeting.

Q:	Who can vote?

A:

Holders of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. On that date, there were a total of 10,088,872 shares of our common stock outstanding, which shares were held by 244 record holders. This proxy statement and any accompanying proxy card, along with the annual report on Form 10-K for the fiscal year ended December 31, 2020, were first made available to stockholders beginning on or about April 15, 2021. This proxy statement summarizes the information you need to complete and submit your proxy or to vote at the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:

All stockholders as of the Record Date, or their duly appointed proxy holders, may attend the Annual Meeting. If you hold your shares in street name, then you must request a legal proxy from your broker or nominee to attend or vote at the Annual Meeting.

Anyone who attends the meeting in person will need to comply with state and local safety guidelines for attending such events. Accordingly, please note that you may be required to wear a self-provided mask and agree to practice social distancing to access the venue and attend the meeting. If you are experiencing any symptoms of COVID-19 or you suspect or believe you have COVID-19 or were exposed to COVID-19 in the two weeks leading up to the meeting, then we ask that you please do not attempt to attend the meeting in person.

Q:	What proposals am I being asked to vote on?

A:	You are voting on:

●	Proposal 1 – Election of two Class II directors.

●	Proposal 2 – Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

●	Proposal 3 – Approval, on an advisory basis, of the compensation of our named executive officers.

Q:	How does the Board of Directors recommend I vote on the proposals?

A:	The Board is soliciting your proxy and recommends you vote:

●	FOR each of the Class II director nominees (see Proposal 1); and

●	FOR the ratification of our independent registered public accounting firm for the year ending December 31, 2021 (see Proposal 2); and

●	FOR approval of the compensation of our named executive officers.

Q:	What constitutes a quorum?

A:

A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date, 5,044,437 shares of our common stock constituted a majority of the voting power. If you submit a valid proxy or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What vote is required to approve each proposal?

A:

Proposal 1 – Election of two Class II Directors – Provided a quorum is present at the Annual Meeting, the two nominees receiving a plurality (i.e., greatest number) of the votes cast for all nominees will be elected, regardless of whether any such nominees receive votes from a majority of the shares represented (in person or by proxy) at the Annual Meeting.

Proposal 2 – Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 – Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

Proposal 3 – Advisory vote to approve the compensation of the Company’s executive officers – We will consider our stockholders to have approved, on an advisory basis, the executive compensation if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

Q:	What is the effect of broker non-votes and abstentions?

A:

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have or does not exercise discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If a broker returns a “non-vote” proxy indicating a lack of authority to vote on a proposal, then the shares covered by such a “non-vote” proxy will be deemed present at the Annual Meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to any non-discretionary proposals. Nominees will not have discretionary voting power with respect to any matter to be voted upon at the Annual Meeting, other than the ratification of the selection of our independent registered public accounting firm. Broker non-votes, if any, will have the effect of a vote against Proposal 2 but will have no effect on the outcomes of Proposals 1 and 3.

A properly executed proxy marked “ABSTAIN” with respect to a proposal will be counted for purposes of determining whether there is a quorum and will be considered present in person or by proxy and entitled to vote but will not be deemed to have been voted in favor of such proposal. Abstentions will have the effect of a vote against Proposals 2 and 3 but will have no effect on the outcome of Proposal 1.

Q:	How will the proxy holders vote on any other business brought up at the Annual Meeting?

A:

By submitting your proxy, you authorize the proxy holders to use their judgment to determine how to vote on any other matter brought before the Annual Meeting, or any adjournments or postponements thereof. We do not know of any other business to be considered at the Annual Meeting.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the Annual Meeting using any of the following methods:

●

Proxy card—The enclosed proxy card is a means by which a stockholder may authorize the voting of the stockholder’s shares of common stock at the Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the Annual Meeting in accordance with the stockholder’s directions. We urge you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to our stock transfer agent, VStock Transfer, LLC, in the enclosed envelope or via facsimile transmission at the number identified on your proxy card. If you sign and return the proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors.

●

Internet—If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

●

In person at the Annual Meeting—All stockholders of record as of the Record Date may vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

Anyone who attends the meeting in person will need to comply with state and local safety guidelines for attending such events. Accordingly, please note that you may be required to wear a self-provided mask and agree to practice social distancing to access the venue and attend the meeting. If you are experiencing any symptoms of COVID-19 or you suspect or believe you have COVID-19 or were exposed to COVID-19 in the two weeks leading up to the meeting, then we ask that you please do not attempt to attend the meeting in person.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this proxy statement and the accompanying notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Submitting a new proxy with a more recent date than that of the first proxy given before 11:59 p.m. EDT on May 24, 2021, by following the Internet voting instructions;

●	Completing, signing, dating and returning a new proxy card to us, which must be received by us before the time of the Annual Meeting, or

●	If you are a registered stockholder, by attending the meeting in person and delivering a proper written notice of revocation of your proxy.

Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it – that is, by Internet, facsimile or mail.

Q:	Who will count the votes?

A:

All proxies submitted will be tabulated by our transfer agent, VStock Transfer, LLC. All shares voted by stockholders of record present in person at the Annual Meeting will be aggregated with the proxies reported by VStock Transfer, LLC by our Corporate Secretary, or her designee, who will also act as inspector of election for the Annual Meeting.

Q:	Is my vote confidential?

A:	All proxies and all vote tabulations that identify an individual stockholder are confidential. Your vote will not be disclosed except:

●	To allow our independent proxy tabulator to tabulate the vote,

●	To allow the inspector of election to certify the results of the vote, and

●	To meet applicable legal requirements.

Q:	What shares are included on my proxy?

A:	Your proxy will represent all shares registered to your account in the same social security number and address.

Q:	What happens if I don’t vote shares that I own?

A:

Shares registered in your name. If you do not vote shares that are registered in your name by voting in person at the Annual Meeting or by proxy through the Internet, facsimile or mail as described on the proxy card, your shares will not be counted in determining the presence of a quorum or in determining the outcome of the vote on the proposals presented at the Annual Meeting.

Shares held in street name. If you hold shares through a broker, you will receive voting instructions from your broker. If you do not submit voting instructions to your broker and your broker does not have discretion to vote your shares on a particular matter, then your shares will not be counted in determining the outcome of the vote on that matter at the Annual Meeting. See “What is the effect of broker non-votes and abstentions?” as described above. Your broker will not have discretion to vote your shares for any matter to be voted upon at the Annual Meeting other than the ratification of the selection of our independent registered public accounting firm. Accordingly, it is important that you provide voting instructions to your broker for the matters to be voted upon at the Annual Meeting.

Q:	What if I do not specify how I want my shares voted?

A:

If you are a registered stockholder and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular matter, we will vote your shares in accordance with the recommendations of the Board of Directors as set forth above with respect to matters described in the proxy statement.

If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described under “Can I revoke or change my vote?”

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should follow voting instructions for all proxy cards you receive.

Q:	How many votes can I cast?

A:	You are entitled to one vote per share on all matters presented at the Annual Meeting. Our stockholders do not have a right to cumulate their votes for the election of directors or otherwise.

Q:	When are stockholder proposals and nominees due for the 2022 Annual Meeting of Stockholders?

A:

If you want to submit a stockholder proposal or nominee for the 2022 Annual Meeting of Stockholders, you must submit the proposal in writing to our Secretary at Panbela Therapeutics, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387, so it is received by the relevant date set forth below under “Submission of Stockholder Proposals and Nominations.”

Q:	How is this proxy solicitation being conducted?

A:

We will pay the cost of soliciting proxies. In addition to solicitation by the use of the mails, certain of our directors, officers and employees may solicit proxies by telephone, email or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our stock and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

PROPOSAL 1:
ELECTION OF CLASS II DIRECTORS

Our business is overseen by a Board of Directors divided into three classes as nearly equal in number as possible, and directors typically are elected to a designated class for a term of three years. The following table sets forth certain information regarding the current members of our Board of Directors:

Name	Age	Position(s)
Michael T. Cullen	75	Executive Chairman of the Board
Jennifer K. Simpson	52	President and Chief Executive Officer
Suzanne Gagnon	64	Chief Medical Officer and Director
Jeffrey S. Mathiesen	60	Vice Chair and Lead Independent Director
Paul W. Schaffer	78	Director
D. Robert Schemel	65	Director
Arthur J. Fratamico	55	Director

The Board of Directors has fixed at two the number of directors to be elected to the Board at the Annual Meeting. Based upon the recommendation of its Nominating and Governance Committee, the Board has nominated, Michael T. Cullen and D. Robert Schemel to stand for election for a three-year term. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees as set forth below.

Nominees for Class II Directors – Term Expiring in 2021

Each of the nominees named below is a current director of our Company and has indicated a willingness to serve as a director for the term to which she or he is elected, but in case any nominee is not a candidate at the meeting for any reason, the proxy holders named in our form of proxy may vote for a substitute nominee in their discretion or our Board of Directors may recommend that the number of directors to be elected be reduced.

Michael T. Cullen, M.D., M.B.A., has served as Executive Chairman of the Board of Directors and as a director of our Company since September 2015. He assumed responsibilities as President and Chief Executive Officer of the Company in October 2018 and transferred the President and Chief Executive responsibilities to Dr. Jennifer K. Simpson in July of 2020. Dr. Cullen brings 30 years of pharmaceutical experience to our Company, including expertise in working with development-stage companies in planning, designing and advancing drug candidates from preclinical through clinical development and launch. Dr. Cullen co-founded Sun BioPharma Research (“SBR”) in November 2011 and had continuously served as Chairman of its Board of Directors since that date. He previously served as Chief Medical Officer from November 2011 to January 2015. Dr. Cullen assumed responsibility as the President and Chief Executive Officer of the Company on October 31, 2018. Dr. Cullen provided due diligence consulting to the pharmaceutical industry from 2009 to 2011, after one year in transition consulting to Eisai Co., Ltd. He developed several oncology drugs as Chief Medical Officer for MGI Pharma Inc. from 2000 to 2008, and previously at G.D. Searle, SunPharm Corporation, and as Vice President for Clinical Consulting at IBAH Inc., the world’s fifth largest contract research organization, where he provided consulting services on business strategy, creating development plans, regulatory matters and designing clinical trials for several development stage companies in the pharmaceutical industry. Dr. Cullen was also a co-founder and Chief Executive Officer of IDD Medical, a pharmaceutical start-up company. Dr. Cullen joined 3M Pharmaceuticals in 1988 and contributed to the development of cardiovascular, rheumatology, pulmonary and immune-response modification drugs. Over the course of his career Dr. Cullen has been instrumental in obtaining the approval of ten drugs, including three (3) since 2004: Aloxi®, Dacogen® and Lusedra®. Board-certified in Internal Medicine, Dr. Cullen practiced from 1977 to 1988 at Owatonna Clinic, Owatonna, MN, where he served as president. Dr. Cullen earned his MD and BS degrees from the University of Minnesota and his MBA from the University of St. Thomas and completed his residency and Board certification in Internal Medicine through the University of North Carolina in Chapel Hill and Wilmington, NC. We believe Dr. Cullen provides a wealth of knowledge regarding the science behind our business and industry as well as a complete picture of the history of our operations.

D. Robert Schemel has served as a director since September 2015. Mr. Schemel had previously served as a director of SBR since March 2012. Mr. Schemel has over 39 years’ experience in the agriculture industry. From 1973-2005, Mr. Schemel owned and operated a farming operation in Kandiyohi County, Minnesota, building a 5,000-acre operation producing corn, soybeans and sugar beets. Mr. Schemel has extensive experience in serving on boards of directors. From 1992-1996 he served as a board member for ValAdCo and then from 1996-2003 he served as the Chairman of the Board for Phenix Biocomposites. We believe that Mr. Schemel brings business insight and leadership as well as significant experience in the development and growth of early stage companies.

Class III Directors –Terms Expiring in 2022

Arthur J. Fratamico has served as a director of our Company since December of 2019. He is a registered pharmacist with over 25 years of experience in the pharmaceutical industry and has been the Chief Business Officer at Galera Therapeutics, Inc., a biopharmaceutical company dedicated to discovering and developing novel dismutase mimetics with the goal of transforming cancer radiotherapy, since January 2017. Prior to joining Galera, Mr. Fratamico served as Chief Business Officer of Vitae Pharmaceuticals, Inc., a Nasdaq-listed clinical-stage biotechnology company, from May 2014 until its sale to Allergan in December 2016. Prior to Vitae Pharmaceuticals, he held similar executive roles with a number of biotechnology companies leading their business development efforts, including facilitating the sales of Gemin X Pharmaceuticals, Inc. and MGI Pharma, Inc. In addition to being responsible for numerous licensing transactions and acquisitions, he also directed corporate strategy and managed external corporate communications. He also served in several senior marketing, product planning and new product development positions. Mr. Fratamico earned a bachelor’s degree in pharmacy from the Philadelphia College of Pharmacy and Science and an M.B.A. from Drexel University.

Jeffrey S. Mathiesen has served as a director of our Company since September 2015. Mr. Mathiesen also serves as a director and audit committee chairman of NeuroOne Medical Technologies Corporation, a publicly traded medical device company. Additionally, Mr. Mathiesen serves as a director and audit committee chairman of Helius Medical Technologies, Inc., a publicly traded medical technology company focused on neurological wellness and served as a director and audit committee chairman of eNeura, Inc., a privately held medical technology company providing therapy for both acute treatment and prevention of migraine from July 2018 to February 2020. He has served as Advisor to the CEO of Teewinot Life Sciences, a privately held biopharmaceutical company focused on the biosynthetic production of pure pharmaceutical grade cannabinoids from October 2019 to December 2019, and as Chief Financial Officer from March 2019 to October 2019. In August 2020, Teewinot Life Sciences filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Previously he served as Chief Financial Officer of Gemphire Therapeutics Inc., a publicly traded biopharmaceutical company from September 2015 to September 2018. From August 2015 to September 2015, he was a consultant to Gemphire. He served as Chief Financial Officer of Sunshine Heart, Inc., a publicly traded medical device company, from March 2011 to January 2015. Mr. Mathiesen has held executive positions with publicly traded companies dating back to 1993, including vice president and chief financial officer positions. Mr. Mathiesen holds a B.S. in Accounting from the University of South Dakota and is also a Certified Public Accountant.

Class I Directors –Terms Expiring in 2023

Suzanne Gagnon, M.D., has served as our Chief Medical Officer and as a director of our Company since June 2015 and as its Chief Medical Officer since January 2015. Previously, Dr. Gagnon served as the Lead Clinical Consultant to the Company. Dr. Gagnon has been the President of Gagnon Consulting LLC since July 2014, consulting on medical, safety and regulatory matters. From 2001 to 2014, Dr. Gagnon served as the Chief Medical Officer for three companies, ICON Clinical Research, Nupathe, Inc. and Idis, Inc. Dr. Gagnon is a graduate of Boston University School of Medicine and Boston City Hospital’s Medical Residency Program.

Paul W. Schaffer has served as a director since January 2014. Mr. Schaffer graduated from Minnesota Pharmacy School in 1966. He owned and operated a compounding pharmacy, Bloomington Drug, for 42 years. Mr. Schaffer is an experienced biotech investor.

Jennifer K. Simpson Ph.D., MSN, CRNP, has served as our President and Chief Executive Officer and as a director of our Company since July 2020. Dr. Simpson most recently served as President and Chief Executive Officer and as a member of the board of directors of Delcath Systems, Inc. from 2015 to June 2020. She had previously held various other leadership roles at Delcath since 2012. From 2011 to 2012, Dr. Simpson served as Vice President, Global Marketing, Oncology Brand Lead at ImClone Systems, Inc. (a wholly owned subsidiary of Eli Lilly and Company), where she was responsible for all product commercialization activities and launch preparation for one of the late-stage assets. From 2009 to 2011, Dr. Simpson served as Vice President, Product Champion and from 2008 to 2009 as the Associate Vice President, Product Champion for ImClone’s product Ramucirumab. From 2006 to 2008, Dr. Simpson served as Product Director, Oncology Therapeutics Marketing at Ortho Biotech (now Janssen Biotech), a Pennsylvania-based biotech company that focuses on innovative solutions in immunology, oncology and nephrology. Earlier in her career, Dr. Simpson spent over a decade as a hematology/oncology nurse practitioner and educator. Dr. Simpson has served on the board of directors and nominating and corporate governance committee of Eagle Pharmaceuticals, Inc. since August 2019.

Required Vote and Board Recommendation

Directors are elected by a plurality of votes present and entitled to vote. Provided that a quorum is present, the nominees receiving the highest number of votes will be elected. The votes cannot be cast for a greater number of persons than two.

The Board of Directors recommends that you vote “FOR” each of the nominees for Class II Directors.

CORPORATE GOVERNANCE

In accordance with applicable laws and our bylaws, the business and affairs of the Company are governed under the direction of our Board of Directors. The system of governance practices we follow is set forth in our corporate governance guidelines and in the charters of each of the committees of our Board of Directors. The corporate governance guidelines set forth the practices our board will follow with respect to its duties, committee matters, director qualifications and selection process, director compensation, director share ownership, director orientation and continuing education, executive evaluation, management succession and annual evaluation of the Board of Directors and committees. We also have adopted a code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. The corporate governance documents of the Company are reviewed periodically to ensure effective and efficient governance and compliance in a timely manner with all laws.

Corporate governance information, including the corporate governance guidelines, committee charters and the code of business conduct and ethics applicable to our directors, officers and employees is posted on our website at www.panbela.com under the “Investors” page. We plan to post to our website at the address described above any future amendments or waivers to our code of ethics and business conduct.

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer have been held by separate individuals since Dr. Simpson joined our Company as President and Chief Executive Officer in July 2020. We believe the separation of those roles has strengthened the Company’s governance. In part because the position of Chairman of the Board is held by an executive officer, in March 2020, our Board of Directors designated Mr. Mathiesen to serve as its Vice Chair and as lead independent director. As Vice Chair and lead independent director, Mr. Mathiesen is responsible for (a) presiding over all executive sessions of non-employee, independent directors, (b) presiding at meetings of the Board in the absence of, or upon the request of, the Executive Chairman, (c) approving the scheduling of Board meetings as well as the agenda and materials for each Board meeting and executive session of the Board’s non-employee, independent directors, (d) serving as a liaison and supplemental channel of communication between the non-employee, independent directors and the Executive Chairman, (e) meeting regularly with the Executive Chairman, (f) communicating with stockholders as appropriate, and (g) approving and coordinating the retention of advisors and consultants who report directly to the non-employee, independent members of the Board, except as otherwise required by applicable law or any applicable exchange rules or listing standards.

Anti-Hedging Policy

Each of our directors, officers, other employees and their designees are prohibited from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that hedge or offset, or are designed to hedge of offset, any decrease in the market value of our equity securities and (ii) otherwise engaging in transactions that hedge or offset, or are designed to hedge of offset, any decrease in the market value of our equity securities. Notwithstanding the foregoing, portfolio diversification transactions and investments in broad-based index funds is generally permitted. The prohibition applies to securities granted to the covered persons as part of compensation for their service to the Company plus any other Company securities held by them, whether directly or indirectly.

Nominating Process and Board Diversity

The Nominating and Governance Committee generally identifies director candidates based upon suggestions from current directors and senior management, recommendations by stockholders and advisors or use of a director search firm. Stockholders who wish to suggest qualified candidates may write to the attention of the chairman of our Nominating and Governance Committee at Panbela Therapeutics, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387. All recommendations should state in detail the qualifications of such person for consideration by the committee and should be accompanied by an indication of the recommended person’s willingness to serve if elected. The committee will consider candidates recommended by stockholders in the same manner that it considers all director candidates.

Candidates for director are reviewed in the context of the current composition of our Board of Directors, our operations and the long-term interests of our stockholders. We do not have a policy regarding the consideration of diversity in identifying director nominees.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board of Directors has determined that Messrs. Mathiesen, Schaffer, Schemel and Fratamico are “independent directors” as defined under the applicable rules of The Nasdaq Stock Market, LLC.

Communications with our Board of Directors

You may contact our Board of Directors or any director by mail addressed to the attention of our Board of Directors or the specific director identified by name or title, at 712 Vista Boulevard #305, Waconia, Minnesota 55387. All communications will be submitted to our Board of Directors or the specified director on a periodic basis.

Board Meetings and Attendance

Our Board of Directors held fifteen meetings during 2020. Each director attended at least 75% of the meetings of our Board of Directors and the committees on which he or she served held during their service as a director or member of the committee in the year ended December 31, 2020.

Director Attendance at Annual Meeting

We do not have a formal policy regarding attendance of directors at our annual meeting of stockholders. All six directors were present, via teleconference, at our Annual Meeting of stockholders held in 2020.

Committees of the Board of Directors

Our Board of Directors has established three standing committees: Audit, Compensation, and Nominating and Governance. The membership of each committee is as follows:

Committees
Director	Audit	Compensation	Nominating and Governance	Independent Directors
Michael T. Cullen	–	–	–
Suzanne Gagnon	–	–	–
Jennifer K. Simpson	–	–	–
Jeffrey S. Mathiesen	Chair	–	Member	✔
Paul W. Schaffer	Member	Member	Chair	✔
D. Robert Schemel	Member	Chair	–	✔
Arthur J. Fratamico	–	Member	Member	✔

Audit Committee

The Audit Committee’s primary functions, among others, are to: (a) assist the Board of Directors in discharging its statutory and fiduciary responsibilities with regard to audits of the books and records of our Company and the monitoring of its accounting and financial reporting practices; (b) carry on appropriate oversight to determine that our Company and its subsidiaries have adequate administrative and internal accounting controls and that they are operating in accordance with prescribed procedures and codes of conduct; and (c) independently review our Company’s financial information that is distributed to stockholders and the general public. The Audit Committee held four meetings during 2020. The Audit Committee has a charter, which is available on our website at www.panbela.com.

All of the members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). Our Board of Directors has determined that Jeffrey S. Mathiesen is qualified to serve as an audit committee financial expert, as that term is defined under the applicable rules of the SEC. Each member of the Audit Committee satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, as amended, the Audit Committee assists the Board in fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its duties, the Audit Committee:

(1)	reviewed and discussed the audited financial statements included in the Form 10-K for the fiscal year ended December 31, 2020 with management.

(2)

discussed with Cherry Bekaert LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards and the SEC.

(3)

received and reviewed the written disclosures and the letter from Cherry Bekaert LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert LLP’s communications with the audit committee concerning independence, and the Audit Committee discussed with Cherry Bekaert LLP their independence from management and the Company, and

(4)

has considered whether the provision of services by Cherry Bekaert LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s quarterly reports on Form 10-Q are compatible with maintaining Cherry Bekaert LLP’s independence, and has determined that they are compatible and do not impact Cherry Bekaert LLP’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 to be filed with the SEC.

Audit Committee:
Jeffrey S. Mathiesen (Chair)
D. Robert Schemel
Paul W. Schaffer

Compensation Committee

The Compensation Committee reviews and recommends to our Board of Directors all compensation for our executive officers and, on an annual basis, the goals and objectives relevant to the annual compensation of our executive officers in light of their respective performance evaluations. Our Compensation Committee is also responsible for administering our equity incentive plans, including our 2011 Equity Incentive Plan, as amended (the “2011 Plan”) and our 2016 Omnibus Incentive Plan, as amended (the “2016 Plan”), including approval of individual grants of stock options and other equity-based awards. The Compensation Committee held five meetings during 2020. The Compensation Committee has a charter, which is available on our website at www.panbela.com.

In 2020, the Compensation Committee engaged the services of 21-Group, an independent compensation consultant, to complete a review of the compensation of executive officers and non-employee directors and aggregate compensation data for those position among firms in comparable industries at comparable growth stages. The Compensation Committee used the information from the resulting report and discussions with management to establish a compensation strategy and establish target compensation levels for officers and non-employee directors. Applicable positions were evaluated using comparable industry, revenue and job responsibilities. In making final decisions regarding compensation to be paid to our executive officers, the Compensation Committee considers a variety of factors, including the information provided by its compensation consultant, the achievement the Company’s performance objectives, the general performance of the Company and each executive officer, and other relevant factors. Final deliberations and decisions by the Compensation Committee regarding the form and amount of compensation to be paid to our executive officers are made by the Compensation Committee, without the presence of any of our executive officers. The non-employee director compensation review provided a market-based review of director compensation levels, practices and forms using data from survey sources, peer group proxy data and comparable market practices and included all forms of compensation.

Nominating and Governance Committee

The Nominating and Governance Committee is primarily responsible for identifying individuals qualified to serve as members of our Board of Directors, recommending individuals to our Board of Directors for nomination as directors and committee membership, reviewing the compensation paid to our non-employee directors and recommending adjustments in director compensation, as necessary, in addition to overseeing the annual evaluation of our Board of Directors. The Nominating and Governance Committee held three meetings during 2020. The Nominating and Governance Committee has a charter that is available on our website at www.panbela.com.

Role of the Board in Risk Oversight

We face a number of risks, including regulatory, compliance, legal, competitive, financial (accounting, credit, interest rate, liquidity and tax), operational, political, strategic and reputational risks. Our management is responsible for the day-to-day management of risks faced by us, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to us. Our President and Chief Executive Officer, who is also a member of the Board of Directors, regularly discusses with the Board of Directors the strategies and risks facing our company. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Certain Relationships and Related Party Transactions

The following is a summary of transactions since January 1, 2019 to which our Company has been a party and in which the amount involved exceeded $64,000 which is approximately 1% of the average of our total assets as of the ends of our last two completed fiscal years, and in which any of our directors, executive officers, or beneficial owners of more than 10% of our capital stock had or will have a direct or indirect material interest, other than the compensation arrangements that are described under the heading “Executive Compensation: Employment Agreements” below.

Our Chief Medical Officer, Suzanne Gagnon, is also a member of our Board of Directors. We are party to an employment agreement with Dr. Gagnon in substantially the same form as the employment agreements with the Executives described below under the heading “Executive Compensation: Employment Agreements.” Dr. Gagnon is eligible to participate in the other compensation and benefit programs generally available to our employees. Her employment agreement also includes customary confidentiality, non-competition and non-solicitation covenants. Under her employment agreement as currently in effect, Dr. Gagnon was entitled to receive an initial annualized base salary of $270,000 through September 30, 2020. Effective October 1, 2020 the compensation and audit committees approved a new annualized base salary of $360,000. During 2019 and 2020, Dr. Gagnon received compensation from the Company amounting to $250,100 and $293,500, respectively. On February 26, 2021, based on the achievement and progress toward achievement of certain objectives for 2020, Dr. Gagnon received a cash bonus of $117,000.

Certain directors and executive officers participated in various equity offerings during the two years ended December 31, 2020. The table below summarizes those securities purchases involving amounts in excess of the threshold set forth above:

Related Person Name and Position(s)	Date of Investment	Securities Purchased	Amount Invested
Michael T. Cullen, Executive Chairman President, CEO and Director	8/30/2019	30,000 Shares of Common Stock and Warrants to purchase up to 30,000 additional Shares of Common Stock (a)	$105,000
Paul W. Schaffer, Director	9/20/19	30,000 Shares of Common Stock and Warrants to Purchase up to 30,000 additional Shares of Common Stock (b)	$105,000

(a)	Pursuant to Securities Purchase Agreement dated August 30, 2019 the warrants are exercisable for a period of five years from the date of issuance at an exercise price of $4.00 per share.
(b)	Pursuant to Securities Purchase Agreement dated September 20, 2019 the warrants are exercisable for a period of five years from the date of issuance at an exercise price of $4.00 per share.

Limitation of Liability of Directors and Officers and Indemnification

Our certificate of incorporation limits the liability of the directors to the fullest extent permitted by Delaware law.

Our bylaws provide that we will indemnify and advance expenses to the directors and officers to the fullest extent permitted by law or, if applicable, pursuant to indemnification agreements. They further provide that we may choose to indemnify other employees or agents of our Company from time to time. The Delaware General Corporation Law and the bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to our Company, regardless of whether the bylaws permit indemnification. We maintain a directors’ and officers’ liability insurance policy.

At present there is no pending litigation or proceeding involving any of the current or former directors or officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Related Person Transaction Approval Policy

Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our related party transaction approval policy. Our related party transaction approval policy requires that any executive officer proposing to enter into a transaction with a “related party” generally must promptly disclose to our Audit Committee the proposed transaction and all material facts with respect thereto. In reviewing a transaction, our Audit Committee will consider all relevant facts and circumstances, including (1) the commercial reasonableness of the terms, (2) the benefit and perceived benefits, or lack thereof, to us, (3) the opportunity costs of alternate transactions and (4) the materiality and character of the related party’s interest, and the actual or apparent conflict of interest of the related party.

Our Audit Committee will not approve or ratify a related party transaction unless it determines that, upon consideration of all relevant information, the transaction is beneficial to our Company and stockholders and the terms of the transaction are fair to our Company. No related party transaction will be consummated without the approval or ratification of our Audit Committee. It will be our policy that a director will recuse him- or herself from any vote relating to a proposed or actual related party transaction in which they have an interest. Under our related party transaction approval policy, a “related party” includes any of our directors, director nominees, executive officers, any beneficial owner of more than 5% of our common stock and any immediate family member of any of the foregoing. Related party transactions exempt from our policy include transactions available to all of our employees and stockholders on the same terms and transactions between us and the related party that, when aggregated with the amount of all other transactions between us and the related party or its affiliates, involved less than one percent of the average of our Company’s total assets at yearend for the last two completed fiscal years.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding compensation of the persons who served as our non-employee directors during the most recent completed fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(a) ($)	Option Awards(b) ($)	Total ($)
Arthur J. Fratamico (c)	7,000	9,919	36,168	53,087
Jeffrey S. Mathiesen (d)	7,000	9,919	41,292	58,211
Paul W. Schaffer (e)	7,000	9,919	41,292	58,211
D. Robert Schemel (f)	7,000	9,919	41,292	58,211

(a)

The values of stock awards, or restricted stock units, in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to our consolidated financial statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2020.

(b)

The values of option awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to our consolidated financial statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2020.

(c)	Mr. Fratamico held unvested restricted stock units of 2,875 and options to purchase an aggregate of 45,300 shares as of December 31, 2020.
(d)	Mr. Mathiesen held unvested restricted stock units of 2,875 and options to purchase an aggregate of 68,300 shares as of December 31, 2020.
(e)	Mr. Shaffer held unvested restricted stock units of 2,875 and options to purchase an aggregate of 84,300 shares as of December 31, 2020.
(f)	Mr. Schemel held unvested restricted stock units of 2,875 and options to purchase an aggregate of 68,300 shares as of December 31, 2020.

Directors who are also our employees receive no additional cash compensation for serving on our Board of Directors and non-employee directors receive no cash compensation. During 2020, our Company reimbursed non-employee directors for out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors and its committees.

On May 21, 2020, the Compensation Committee of the Board of Directors approved a compensation program for our non-employee directors effective for 2020, consisting of annual awards of options to purchase common stock. Each non-employee director was eligible to receive an option by dividing a target dollar amount by the Black-Scholes value of a share of our common stock as of the date of grant. The target dollar amount for each director will equal approximately (i) $35,000 for service as a non-employee director, plus (ii) $5,000 for each committee of which the director is expected to serve as chair. In addition, the Committee approved additional monthly cash compensation totaling $1,000 per month effective for May of 2020 through December 2020.

In December 2020, the Compensation Committee approved an update to the compensation of our non-employee directors for 2021. The new program provides cash compensation as described below. The total annual amounts will be paid to directors monthly. In addition, on that same date, the Compensation Committee approved the issuance of restricted stock units (RSUs) to each non-employee director. The number of RSUs granted to each director was 2,875 and they are scheduled to vest in 5 equivalent increments beginning January 2021 through May 2021. These changes were based upon market data obtained by the Committee from an independent compensation consultant and are equal to the midpoint of the range for director compensation data obtained for comparable industry and company growth stage companies.

Annual Retainer $	General		Audit Committee	Nominating & Governance Committee	Compensation Committee
Nonemployee director	35,000		‐	‐	‐
Lead independent director	20,000	(a)	‐	‐	‐
Committee chair	‐		15,000	7,500	10,000
Committee member	‐		7,500	3,750	5,000

(a)	Paid in addition to nonemployee director retainer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of March 30, 2021 by (i) each of our named executive officers identified in the Summary Compensation Table below; (ii) each of our directors; (iii) all of our executive officers, directors and director nominees as a group; and (iv) each other beneficial owner of 5% or more of our outstanding common stock. Ownership percentages are based on 10,088,872 shares of common stock outstanding as of the close of business on the same date. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the holders of stock listed below has sole voting and investment power as to the stock owned unless otherwise noted. The table below includes the number of shares underlying rights to acquire common stock that are exercisable within 60 days from March 30, 2021. Except as otherwise noted below, the address for each director or officer listed in the table is c/o Panbela Therapeutics, Inc., 712 Vista Blvd #305, Waconia, Minnesota 55387.

Name	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares*
Executive Officers and Directors
Michael T. Cullen	854,971(a)	8.1%
Jennifer K. Simpson	58,860(b)	*
Susan Horvath	152,013(c)	1.5%
Arthur J. Fratamico	34,323(d)	*
Suzanne Gagnon	367,159(e)	3.5%
Jeffrey S. Mathiesen	60,475(f)	*
Paul W. Schaffer	313,620(g)	3.1%
D. Robert Schemel	453,074(h)	4.5%
All directors and current executive officers as a group (8 persons)	2,294,495(i)	20.3%

Ryan Gilbertson 2012 Irrevocable Family Trust 8615 Eagle Creek Circle Savage, Minnesota 55378	764,890(j)	7.5%

•	Less than 1%
(a)	Includes 204,576 shares held by the Cullen Living Trust and 365,400 shares subject to stock options, and 72,500 shares subject to warrants.
(b)	Includes 1,000 shares indirectly held and 53,012 shares subject to stock options, and 2,424 shares subject to warrants.
(c)	Includes 118,725 shares subject to stock options, and 19,852 shares subject to warrants.
(d)	Includes 26,600 shares subject to stock options and 1,150 unvested restricted stock units.
(e)	Includes 1,000 shares held by the Raymond A. Gagnon and M. Madeline Gagnon Irrevocable Trust, 318,375 shares subject to stock options and 1,500 shares subject to warrants.
(f)	Includes 54,600 shares subject to options and 1,150 unvested restricted stock units.
(g)

Includes 30,665 shares held by the Paul Shaffer Trust, 70,600 shares subject to stock options, 1,150 unvested restricted stock units, 50,000 shares subject to warrants and 60 shares of common stock found to be held by Director when reconciling Company records

(h)

Includes 282,654 shares held by spouse, 11,750 shares held by Mother over which director holds both voting and depository power but disclaims any beneficial ownership and 54,600 shares subject to stock options, 1,150 unvested restricted stock units and 11,767 shares subject to warrants.

(i)	Includes 1,061,912 shares subject to stock options, 4,600 unvested restricted stock units and 160,467 shares subject to warrants.
(j)	Includes 171,430 shares subject to warrants.

EXECUTIVE COMPENSATION

The following disclosure focuses on our named executive officers. For fiscal 2020 our “named executive officers” consisted of: Michael T. Cullen, Jennifer K. Simpson and Susan Horvath.

Base salaries for each of our named executive officers were initially established based on arm’s-length negotiations with the applicable executive. Our Compensation Committee reviews our executive officers’ salaries annually. When negotiating or reviewing base salaries, the Compensation Committee considers market competitiveness based on the experience of its members, the executive’s expected future contribution to our success and the relative salaries and responsibilities of our other executives.

Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers for fiscal 2019 and 2020 (collectively referred to as the “Executives”):

Name and Principal Positions	Year	Salary ($)	Option Awards(a) ($)	Nonequity Incentive Plan Compensation(b) ($)	Total ($)
Michael T. Cullen	2020	316,000	153,400	141,750	611,150
Executive Chairman (c)	2019	282,350	377,471	–	659,821

Jennifer K. Simpson	2020	145,587	1,507,025	78,750	1,731,362
President and Chief Executive Officer (d)

Susan Horvath	2020	226,000	98,176	90,000	414,176
Chief Financial Officer and Vice President of Finance	2019	220,313	181,124	–	401,436

(a)

The values of option awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to the consolidated financial statements.

(b)	Represents payments made under the Company’ s 2020 Cash Incentive Program as described further below.
(c)	Dr. Cullen served as the Company’s President and Chief Executive Officer from October 2018 until July 2020.
(d)	Dr. Simpson joined the Company in July 2020.

2020 Cash Incentive Compensation

For 2020, the Compensation Committee established performance objectives for each of the Executives based on clinical development and financial milestones. Each Executive’s potential payment upon satisfaction of the objectives was equal to the target set forth in the Executive’s employment agreement as described further below. In the first quarter of 2021, the Compensation Committee determined that all of the objectives were achieved and approved payment at target for each Executive.

Actions Relating to 2021 Executive Compensation

In March 2021, the Compensation Committee established final performance objectives for each Executive based on clinical, manufacturing and financial milestones with target payouts commensurate with the percentages of base salary established in such Executive’s employment agreement. Each Executive, other than our President and Chief Executive Officer also have individual objectives. Payment of cash incentive compensation, if any, will be made if and to the extent the Compensation Committee determines that an Executive’s objectives were achieved during 2021.

In January 2021, the Compensation Committee approved increases to the annual base salaries of each of the Executives effective as of January 1, 2021. These increases were based upon market data obtained by the Committee from an independent compensation consultant and are equal to the midpoint of the salary range data obtained for comparable industry and company growth stage companies. The resulting annual base salaries are $374,452 for Dr. Cullen, $476,609 for Dr. Simpson and $302,200 for Ms. Horvath.

On March 30, 2021, the Compensation Committee granted option awards to each of the executives in the amount of 55,000 shares for Dr. Cullen, 170,000 shares for Dr. Simpson, and 40,000 shares for Ms. Horvath. Each of the awards has a term of ten years, an exercise price of $4.09 per share (the closing price of our common stock on the Nasdaq Stock Market, LLC as of the date of grant), and is scheduled to vest in three substantially equal increments on the first, second and third anniversaries of the date of grant.

Outstanding Equity Awards as of December 31, 2020

		Option Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration Date
Michael T. Cullen	3/5/2015	80,000	–	3.18	3/5/2025
	12/12/2016	15,000	–	15.10	12/12/2026
	2/27/2018	100,000	–	8.10	2/27/2028
	5/21/2019	99,700	56,400(a)	2.95	5/21/2029
	9/24/19	30,000	–	5.00	9/24/2029
	6/24/2020	12,500	37,500(b)	4.98	6/24/2030

Jennifer K. Simpson	7/17/2020	53,012	159,036(c)	9.99	7/17/2030

Susan Horvath	4/17/2018	30,000	10,000(d)	5.75	4/17/2028
	5/21/19	33,650	24,150(e)	2.95	5/21/2029
	9/24/19	25,000	–	5.00	9/24/2029
	6/24/20	8,000	24,000(f)	4.98	6/24/2030

(a)	Scheduled to vest with respect to 28,200 on May 21st in each of 2021 and 2022.
(b)	Scheduled to vest with respect to 12,500 on June 24th in each of 2021, 2022 and 2023.
(c)	Scheduled to vest with respect to 53,012 on July 17th in each of 2021, 2022 and 2023.
(d)	Scheduled to vest with respect to 10,000 on April 17, 2021.
(e)	Scheduled to vest with respect to 12,075 on May 21st in each of 2021 and 2022.
(f)	Scheduled to vest with respect to 8,000 on June 24th in each of 2021, 2022 and 2023.

Employment Agreements

We are party to employment agreements with each of the Executives. In addition to the specific terms summarized below, each Executive is eligible to participate in the other compensation and benefit programs generally available to our employees, including our other executive officers, if any. Each such employment agreement also includes customary non-competition and non-solicitation covenants and a requirement that the Executive execute a supplemental agreement regarding confidentiality and assignment of intellectual property.

In accordance with the employment agreements, the base salary of each Executive is reviewed annually by the Compensation Committee of our Board of Directors. Pursuant to the employment agreements, the committee may authorize an increase for the applicable year but may not reduce an Executive’s base salary below its then-current level other than with the Executive’s consent or pursuant to a general wage reduction in respect of substantially all of our executive officers.

Executive Chairman

Under his employment agreement, Dr. Cullen is eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 45% of his base salary. Payment of the bonus amount is subject to achievement of metrics to be established by our Board of Directors and his continued employment with the Company through the end of the applicable cash bonus period.

President and Chief Executive Officer

Under her employment agreement, Dr. Simpson is eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 50% of her base salary. Payment of the bonus amount is subject to achievement of metrics to be established by our Board of Directors and her continued employment with the Company through the end of the applicable cash bonus period.

Vice President of Finance and Chief Financial Officer

Under her employment agreement, Ms. Horvath is eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 40% of her base salary. Payment of the bonus amount is subject to achievement of metrics to be established by our Board of Directors and her continued employment with the Company through the end of the applicable cash bonus period.

Potential Payments Upon Termination or Change-in-Control

Under their respective employment agreements, if Dr. Cullen’s, Dr. Simpson’s or Ms. Horvath’s employment is terminated by us for any reason other than for “cause” (as defined in the applicable employment agreement) or by him or her for “good reason” (as defined in the applicable employment agreement), then he or she will be eligible to receive an amount equal to their respective annualized salary plus an amount equal to a prorated portion of their cash bonus target, if any, for the year in which the termination occurred, in addition to other amounts accrued on or before the date of termination. If any such termination occurs within six months prior or two years after a “change of control” (as defined in the applicable employment agreement), then Dr. Cullen or Dr. Simpson or Ms. Horvath, as applicable, would instead receive an amount equal to his or her respective annualized salary, plus an amount equal to his or her full cash bonus target for the year in which the termination occurred.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Cherry Bekaert LLP to serve as our independent registered public accounting firm for 2020, and the Board of Directors is asking stockholders to ratify that selection for 2021. Although current law, rules and regulations, as well as the Audit Committee charter, require our independent registered public accounting firm to be supervised by the Audit Committee and recommended to the Board of Directors for appointment and, if necessary, removal, our Board of Directors considers the selection of an independent registered public accounting firm to be a matter of stockholder concern and considers this proposal to be an opportunity for stockholders to provide direct feedback. Cherry Bekaert LLP has served as the Company’s independent registered public accounting firm since 2015.

Notwithstanding its selection of Cherry Bekaert LLP, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the committee believes that such a change would be in the best interests of our Company and its stockholders. If the appointment of Cherry Bekaert LLP is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.

Required Vote and Board Recommendation

Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for 2021.

Audit Fees

Cherry Bekaert LLP served as our independent registered public accounting firm for the years ended December 31, 2020 and 2019. The following table presents the aggregate fees for professional services provided by Cherry Bekaert LLP related to 2020 and 2019:

	Year Ended
	December 31, 2020	December 31, 2019
Audit Fees (a)	$112,000	$104,500
Audit Related Fees (b)	12,950	–
Total	$124,950	$104,500

(a)

Audit Fees consisted of fees for the audit of our annual consolidated financial statements, including audited consolidated financial statements presented in our annual report on Form 10-K, review of the consolidated financial statements presented in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-U.S. jurisdiction.

(b)	Audit Related Fees consisted of fees for assurances and related services that

Pre-approval Policy

The Audit Committee has established a policy governing our use of the services of our independent registered public accountants. Under the policy, the Audit Committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In 2020, all fees identified above under the captions “Audit Fees” that were billed by Cherry Bekaert LLP were approved by the Audit Committee in accordance with SEC requirements.

PROPOSAL 3:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following proposal, commonly known as a “Say on Pay” proposal, provides our stockholders with a separate nonbinding advisory vote to approve the compensation of our named executive officers. The named executive officers are the individuals identified in the Summary Compensation Table on page 16 of this proxy statement. Because your vote on this proposal is advisory, it will not be binding upon us or our board of directors. However, the Compensation Committee will review the results of the vote carefully and will take the results of its review into account when making future executive officer compensation decisions.

Based on the results of the last advisory vote to approve the frequency of future Say on Pay votes, which occurred at our annual meeting of stockholders held in 2019 and the recommendation of our Compensation Committee in light of the same, our Board of Directors determined that the Company would include a Say on Pay vote every two years. Accordingly, the compensation of our named executive officers was last subject to a Say on Pay vote at our annual meeting held in 2019, where it received substantial support and was approved, on an advisory basis, by approximately 99.8% of the votes cast “FOR” or “AGAINST”. The Compensation Committee and other members of our Board of Directors believe that this vote reflected our stockholders’ strong support of the compensation decisions made by the compensation committee for our named executive officers for 2019. We expect the Say on Pay vote will next occur at our annual meeting of stockholders to be held in 2023.

Compensation Philosophy and Compensation of our Named Executive Officers

The Company seeks to align the interests of its named executive officers with the interests of its stockholders. Therefore, the Company’s compensation programs are designed to reward the named executive officers for the achievement of strategic and operational goals and the achievement of increased stockholder value, while at the same time avoid encouraging of unnecessary or excessive risk-taking. The Board of Directors and its Compensation Committee believe that the Company’s compensation policies and procedures are competitive and focused on performance and are strongly aligned with the long-term interest of its stockholders.

Form of Resolution

This proposal, commonly known as a “Say-on-Pay” proposal, gives you the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Board of Directors or its Compensation Committee. However, both will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Stockholders are being asked to vote “FOR” or “AGAINST” the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.

Required Vote and Board Recommendation

Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

The Board of Directors recommends that you vote “FOR” this Proposal 3.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors, executive officers and beneficial owners of more than 10% of our common stock file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and beneficial owners of greater than 10% of our common stock are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2020.

OTHER MATTERS

The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in the year 2022 that are requested to be included in the proxy statement for that meeting must be received by us at our principal executive office no later than December 16, 2021. We must receive any other stockholder proposals intended to be presented, and any director nominees for election, at the annual meeting of stockholders in the year 2022 at our principal executive office no earlier than January 25, 2022 and no later than February 24, 2022. Upon timely receipt of any such proposal containing the information required by our bylaws, as amended from time to time, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain stockholders who have the same address and appear to be members of the same family receive only one copy of our annual report and proxy statement. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, accompanies the delivery of this proxy statement and a copy of such annual report, as filed with the SEC, is also available on the Commission’ website, www.sec.gov, and our corporate website, www.panbela.com (under “Investor Relations”). In addition, a copy of the Annual Report on Form 10-K, as amended, may be sent to any stockholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), our Chief Financial Officer and Secretary at:

Panbela Therapeutics, Inc.
712 Vista Boulevard #305
Waconia, Minnesota 55387

Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of our common stock as of the Record Date.

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy click on Proxy Voter Login, then log-on using the below control number. Voting will be open until 11:59 pm (ET) on May 24, 2021.

CONTROL #

VOTE BY EMAIL

Mark, sign and date your proxy and email it to vote@vstocktransfer.com

VOTE BY MAIL

Mark, sign and date your proxy and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - Panbela Therapeutics, Inc.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND PROPOSALS 2 AND 3.

(1) Election of Directors:

☐ FOR NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Michael T. Cullen, M.D., M.B.A. **02 D. Robert Schemel**

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

NOTE: If any other matters properly come before the Annual Meeting of Stockholders calling for a vote of stockholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgment.

Date **Signature** **Signature, if held jointly**

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

Panbela Therapeutics, Inc.

Annual Meeting of Stockholders

May 25, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
To Be Held on May 25, 2021

The 2020 Annual Report, the Proxy Statement and proxy card of Panbela Therapeutics, Inc., are available at

https://panbela-therapeutics-inc.ir.rdgfilings.com/

PANBELA THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Jennifer K. Simpson and Susan Horvath and each of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Panbela Therapeutics, Inc., that the shareholder(s) is/are entitled to vote at the Annual Meeting of Stockholders, to be held at 2:30 p.m. local time, on May 25, 2021, in the Reflection conference room at Element Bloomington 2400 East 82nd Street, Bloomington, Minnesota 55425, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please check here if you plan to attend the Annual Meeting of Stockholders on May 25, 2021 at 2:30 p.m. local time. ☐

(Continued and to be signed on Reverse Side)